SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004

(Exact name of registrant as specified in its charter)

Kentucky	0-1469	61-0156015
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

700 Central Avenue, Louisville, KY 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

CHURCHILL DOWNS INCORPORATED

INDEX

Item 7.	Financial Statements and Exhibits (c) Exhibits (furnished pursuant to Item 12) Exhibit 99.1 Press release conference call transcript dated July 1, 2004.
Item 12.	Results of Operations and Financial Condition
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release conference call transcript, dated July 1, 2004, reporting the Registrant's revision to 2004 results of operation and financial condition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
July 8, 2004	/s/Michael E. Miller Michael E. Miller Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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